UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2006

FRANKLIN AUTO TRUST 2005-1

(Exact name of registrant as specified in its charter)

Delaware	333-106297-04	84-6391778
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

47 West 200 South, Suite 500, Salt Lake City, Utah	84101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 763-3400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Monthly Servicing Report relating to the Franklin Auto Trust 2005-1 for the collection period ended July 31, 2006 is attached hereto as Exhibit 19.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
19.1	Franklin Auto Trust 2005-1 Monthly Servicing Report for the Collection Period ended July 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN AUTO TRUST 2005-1 (Registrant)

By: Franklin Capital Corporation Servicer of the Trust

Date: August 22, 2006	/s/ Harold E. Miller, Jr.
Name: HAROLD E. MILLER, JR. Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
19.1	Franklin Auto Trust 2005-1 Monthly Servicing Report for the Collection Period ended July 31, 2006